Summary Prospectus Supplement	March 6, 2020

Putnam VT Diversified Income Fund

Summary Prospectus dated April 30, 2019

Effective immediately, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

D. William Kohli, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 1994
Michael Atkin, Portfolio Manager, portfolio manager of the fund since 2007
Albert Chan, Portfolio Manager, portfolio manager of the fund since 2020
Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017
Brett Kozlowski, Portfolio Manager, portfolio manager of the fund since 2017
Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2011
Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2005

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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